Financial Instruments-risk management (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments risk Management [Abstract]
Schedule of Gearing Ratios

The gearing ratios as of December 31, 2021 and 2020 were as follows:

Amounts in US$‘000	2021	2020
Net Debt	573,488	582,679
Total Equity	(61,945)	(109,190)
Total Capital	511,543	473,489
Gearing Ratio	112%	123%